UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 30, 2011

SILICON SOUTH, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-51906	77-0458478
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation)		Identification No.)

Suite 1500 – 701 West Georgia Street
Vancouver, British Columbia, Canada	V7Y 1C6
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (604) 601-8503

Not applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)
[  ]     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))
[  ]     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 5.02

Departure of Directors or Principal Officers; Appointment of Principal Officers

Effective September 30, 2011, Ms. Xinlin Huang resigned as the Registrant’s Chief Financial Officer, Treasurer and Corporate Secretary.

On the same date, our Board of Directors appointed Shengfeng (Justin) Wang as the interim Chief Financial Officer, Treasurer and Secretary.  Mr. Wang is one of the founders of the Registrant, has been a director of the Registrant since its inception and is also currently Vice President of China Operations.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 3, 2011

Silicon South, Inc.

/s/ “Brian Hauff”

Brian L. Hauff

President and Director

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